SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2003

Legato Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26130	94-3077394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 West El Camino Real, Mountain View, California	94040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 210-7000

Not Applicable

(Former name or former address, if changed since last report.)

Item 7    Financial Statements and Exhibits

(c)     Exhibits.    The following documents are filed as exhibits to this report:

99.1    Press Release issued by Legato Systems, Inc. dated October 14, 2003.

Item 12    Results of Operations and Financial Condition

On October 14, 2003, Legato Systems, Inc. issued a press release announcing preliminary revenue results for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Current Report on Form 8-K by reference.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Legato Systems, Inc.

Date: October 14, 2003	/s/ ANDREW J. BROWN

Andrew J. Brown Chief Financial Officer

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Exhibit Index

Exhibit

    99.1        Press Release of Legato Systems, Inc. dated October 14, 2003.

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